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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


       Date of Report (Date of earliest event reported): December 14, 1998


                              C-ATS SOFTWARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

       000-25526                                      77-0185283
------------------------                 ---------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)


                              1870 Embarcadero Road
                           Palo Alto, California 94303
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (650) 321-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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                              C-ATS Software, Inc.
                                    Form 8-K


Item 5. Other Events

     Moxie Acquisition Corporation, a Delaware corporation (the "Purchaser") and wholly-owned subsidiary of Kirsty, Inc., a Delaware corporation ("USA Sub") and an indirect wholly-owned subsidiary of Misys plc, a public limited company organized under the laws of England ("Parent") has offered to purchase all outstanding shares of Common Stock, par value $0.001 per share, of C-ATS
Software Inc., a Delaware corporation (the "Company"), at $7.50 per share (the
"Offer").

     The Offer is being made pursuant to the Agreement and Plan of Merger dated as of December 14, 1998, among the Purchaser, USA Sub, Parent and the Company pursuant to which, as soon as practicable following the consummation of the Offer and the satisfaction or waiver of certain conditions, the Purchaser will be merged with and into the Company, with the Company surviving the merger as an indirect wholly-owned subsidiary of the Parent.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits (in accordance with Item 601 of Regulation S-K)

          99.1 Agreement and Plan of Merger dated as of December 14, 1998, among the Registrant, Moxie Acquisition Corporation, Kirsty, Inc. and
               Misys plc.

          99.2 Stockholders Agreement dated as of December 14, 1998 among Moxie
               Acquisition Corporation, Kirsty, Inc., Misys plc and certain stockholders of the Registrant.

          99.3 Stockholder Agreement dated as of December 14, 1998 among Moxie
               Acquisition Corporation, Kirsty, Inc., Misys plc and The Rod A.
               and Patrice V. Beckstrom Charitable Remainder Trust.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                       C-ATS Software, Inc.

Date:  December 16, 1998.              /s/ David Gilbert
                                       -----------------------------------------
                                       David Gilbert
                                       President and Chief Operating Officer

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                              C-ATS Software, Inc.
                                    Form 8-K


                                INDEX TO EXHIBITS

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
   Exhibit
    Number                          Exhibit Name
--------------- ----------------------------------------------------------------
     99.1       Agreement and Plan of Merger dated as of December 14, 1998, among the Registrant, Moxie Acquisition Corporation, Kirsty,
                Inc. and Misys plc.

     99.2       Stockholders Agreement dated as of December 14, 1998 among Moxie
                Acquisition Corporation, Kirsty, Inc., Misys plc and certain stockholders of the Registrant.

     99.3       Stockholder Agreement dated as of December 14, 1998 among Moxie
                Acquisition Corporation, Kirsty, Inc., Misys plc and The Rod A.
                and Patrice V. Beckstrom Charitable Remainder Trust.


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